UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):     February 18, 2005



                            Per-Se Technologies, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)-



                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)



                         000-19480                       58-1651222
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                 (Commission File Number)    (IRS Employer Identification No.)



  1145 Sanctuary Parkway, Suite 200, Alpharetta, Georgia          30004
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         (Address of Principal Executive Offices)               (Zip Code)


                                 (770) 237-4300
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

     Please refer to the disclosure provided under Item 3.03 of this Current Report on Form 8-K.

Item 3.03  Material Modification to Rights of Security Holders

     The Board of Directors of Per-Se Technologies, Inc., a Delaware corporation (the "Company"), has approved and adopted a Fourth Amendment to the Rights Agreement (the "Fourth Amendment"), dated as of February 18, 2005, by and between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agent"). The Fourth Amendment amends the Rights Agreement, dated as of February 11, 1999, by and between the Company and the Rights Agent, as amended by that First Amendment, dated as of May 4, 2000, Second Amendment, dated as of December 6, 2001 and effective as of March 6, 2002, and Third Amendment, dated as of March 10, 2003 (as amended, the "Rights Agreement").

     The Fourth Amendment amends the Rights Agreement to remove Section 23(c) thereof (the "slow hand" provision) in its entirety. Section 23(c) previously provided that if, within 180 days of a public announcement by a third party of an intent or proposal to engage in an acquisition of or business combination with the Company or otherwise to become an Acquiring Person (as defined in the Rights Agreement) there was an election of Directors resulting in a majority of the Board of Directors being comprised of persons who were not nominated by the Board of Directors in office immediately prior to such election, then following the effectiveness of such election, the Rights could not be redeemed for a period of 180 days unless (1) the Rights (as defined in the Rights Agreement) were otherwise then redeemable absent the provisions of paragraph 23(c) and (2) the Board of Directors fulfilled certain specified procedural obligations.

     The Fourth Amendment also amends and restates Section 29 of the Rights Agreement to create a TIDE (three-year independent director evaluation) Committee, consisting of independent members of the Company's Board of Directors, that will review and evaluate the Rights Agreement at least once every three years to consider whether the maintenance of the Rights Agreement continues to be in the best interest of the Company, its stockholders and other relevant constituencies of the Company. The TIDE Committee may also review and evaluate the Rights Agreement if (1) any Person (as defined in the Rights Agreement) has made an acquisition proposal to the Company or its stockholders, or taken any other action that could cause such Person to become an Acquiring Person, and (2) a majority of the members of the TIDE Committee deems such review and evaluation appropriate after giving due regard to all relevant circumstances.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

    Exhibit Number   Exhibit Title
    --------------   -------------
         4.1         Fourth Amendment to Rights Agreement, dated as of February
                     18, 2005, by and between Per-Se Technologies, Inc. and
                     American Stock Transfer & Trust Company, as Rights Agent.

        99.1 Press Release dated February 22, 2005, announcing the Fourth Amendment to Rights Agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2005
                            PER-SE TECHNOLOGIES, INC.

                            By:      /s/ Chris E. Perkins
                                --------------------------------
                                     Chris E. Perkins

                                     Executive Vice President
                                     and Chief Financial Officer

                                  EXHIBIT INDEX



    Exhibit Number   Exhibit Title
    --------------   -------------
         4.1         Fourth Amendment to Rights Agreement, dated as of February
                     18, 2005, by and between Per-Se Technologies, Inc. and
                     American Stock Transfer & Trust Company, as Rights Agent.

        99.1 Press Release dated February 22, 2005, announcing the Fourth Amendment to Rights Agreement.